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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report: December 11, 2002

Titan Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-27436 (Commission File Number)	94-3171940 (IRS Employer Identification No.)
400 Oyster Point Blvd., Suite 505, South San Francisco, California 94080 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (650) 244-4990

Item 5. Other Events

        On December 11, 2002, the Registrant announced results of a Phase III, randomized, placebo-controlled study of its monoclonal antibody CeaVac® in patients with metastatic colorectal cancer receiving chemotherapy with 5- flourouracil (5-FU) and leucovorin. Preliminary analysis from the study demonstrated a trend toward overall survival improvement of approximately 2 to 3 months in patients receiving at least 5 doses of CeaVac versus placebo (modified intent-to-treat population) but failed to demonstrate a statistically significant improvement in the primary endpoint of survival in the overall efficacy evaluable population or intent-to-treat population..

        Reference is made to the related press release filed as Exhibit 20.1 hereto, which is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits
20.1 Press Release dated December 11, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.
By:	/s/ ROBERT E. FARRELL Robert E. Farrell, Executive Vice President and Chief Financial Officer

Dated: December 12, 2002

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES